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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 27, 2002
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

                             ---------------------

          DELAWARE                    000-25507                  76-0547750
(State or other Jurisdiction   (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                             ---------------------

    1457 VFW PARKWAY, WEST ROXBURY MA                    02132
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (617) 323-0822


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 27, 2002, the Board of Directors of iParty Corp. ("iParty"), upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as iParty's auditors, effective as of such date.

     Andersen's reports on iParty's consolidated financial statements for each of the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on iParty's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(iv)(B) or (b) of Regulation S-B.

     iParty has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 28, 2002, stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

EXHIBIT
  NO.          EXHIBIT
-------        -----------------------------------------------------------------

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002
--------------------------------------------------------------------------------

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iParty Corp.

Date: June 28, 2002                     By: /s/  SAL PERISANO
                                           -----------------------------------
                                           Sal Perisano
                                           Chief Executive Officer

Date: June 28, 2002                     By: /s/  PATRICK FARRELL
                                           -----------------------------------
                                           Patrick Farrell
                                           President & Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT
  NO.          EXHIBIT
-------        -----------------------------------------------------------------

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002